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                                                                    EXHIBIT 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Olympic Steel, Inc. (the Company) on Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the dates hereof (the Report), I, Michael D. Siegal, Chairman of the Board and Chief Executive Officer of the Company, and I, Richard
T. Marabito, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: August 13, 2002                       By: /s/ Michael D. Siegal
                                                --------------------------------
                                            MICHAEL D. SIEGAL
                                            Chairman of the Board and Chief
                                            Executive Officer


                                            By:  /s/ Richard T. Marabito
                                                --------------------------------
                                            RICHARD T. MARABITO
                                            Chief Financial Officer and
                                            Treasurer (Principal Accounting
                                            Officer)











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